MERRILL LYNCH SMALL CAP VALUE FUND, INC.

                 Supplement dated June 18, 2004 to the
                    Prospectus dated July 18, 2003


Effective July 26, 2004, Merrill Lynch Small Cap Value Fund, Inc. (the "Fund") will change its name to Merrill Lynch Value Opportunities Fund, Inc. As a result of this name change, effective September 15, 2004, the Fund will eliminate its non-fundamental investment restriction to invest at least 80% of its assets in securities of small companies. This change will not affect any investor's holding in the Fund or the Fund's investment objective to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Effective June 30, 2004, the Fund will be subject to a redemption fee as follows:

Each class of shares of the Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

- Redemptions resulting from death or disability
- Redemptions through a Systematic Withdrawal Plan
- Redemptions of shares purchased through an Automatic Investment Plan
- Redemptions of shares acquired through dividend reinvestment
- Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under
  Section 529 of the Internal Revenue Code
- Redemptions of shares held through advisory fee-based programs that the Distributor determines are not designed to facilitate short-term trading

This information supplements and supersedes any contrary information contained in the Prospectus.
















Code # 10055-0703SUP